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                                                                   EXHIBIT 10.17

                                 ADDENDUM NO. 1

                                     TO THE

                               SECURITY AGREEMENT
                          DATED AS OF NOVEMBER 26, 2002

              (HEREINAFTER REFERRED TO AS THE "ORIGINAL AGREEMENT")

                                     BETWEEN

                       PLATINUM UNDERWRITERS BERMUDA, LTD

                    (HEREINAFTER REFERRED TO AS THE "DEBTOR")

                                       AND

                            PLATINUM RE (UK) LIMITED

                (HEREINAFTER REFERRED TO AS THE "SECURED PARTY")

WHEREAS, the Debtor and the Secured Party are parties to the Original Agreement.

NOW THEREFORE, effective January 1, 2004, the parties hereto hereby agree to amend the Original Agreement as follows:

      Article I Definitions. The definition of "Credit Support Amount" shall be deleted in its entirety and replaced with the following:

      ""Credit Support Amount" means with respect to the Secured Party on a Valuation Date and subject to Section 3.07 in the case of a dispute, an amount equal to the sum of (a) an amount equal to the product of 20/55 multiplied by the outstanding reinsurance recoveries owing to the Secured Party by the Debtor as at such Valuation Date under the Retrocession Agreement, plus (b) an amount equal to the product of 20/55 multiplied by the aggregate of the IBNR and unearned premium reserves attributable as at such Valuation Date to the Retrocession Agreement, less 100% of the amounts owing to the debtor by the Secured Party as at such Valuation Date under the Retrocession Agreement, in each such case as shown by statements prepared as at such Valuation Date by the Secured Party; provided, however, that the Credit Support Amount will be deemed to be zero if the calculation of the Credit Support Amount yields a number less than zero."

All other terms and conditions of the Original Agreement remain unchanged.

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In Witness Whereof, the parties hereto have caused this Addendum No.1 to be executed by their duly authorized representatives.

                                            Platinum Underwriters Bermuda, Ltd.

                                            By: /s/ Francois Bertrand
                                                ------------------------------
                                            Name:  Francois Bertrand
                                            Title:  Senior Vice President

                                            Platinum Re (UK) Limited

                                            By: /s/ Les Waters
                                                ------------------------------
                                            Name:  Les Waters
                                            Title:  Senior Underwriter

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